Exhibit 10.27
SMARTFORCE PUBLIC LIMITED COMPANY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of June 10, 2002, among the stockholder listed on Schedule I hereto (the “Stockholder”) and SmartForce Public Limited Company, a public limited liability company organized under the laws of the Republic of Ireland (the “Company”).

RECITALS

WHEREAS, Skillsoft Corp., a Delaware corporation (“Target”), and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides for the merger (the “Merger”) of a wholly owned subsidiary of the Company with and into Target; and

WHEREAS, pursuant to the Merger, all outstanding capital stock of Target shall be converted into the right to receive American Depositary Shares of the Company (“Parent ADSs”) as set forth in the Merger Agreement; and

WHEREAS, in consideration of the execution of the Merger Agreement by Target, the Company has agreed to grant the Stockholder certain registration rights; and

WHEREAS, the Company and the Stockholder desires to define the registration rights of the Stockholder on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.    DEFINITIONS

As used in this Agreement, the following terms have the respective meaning set forth below:

Commission:    shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

Exchange Act:    shall mean the Securities Exchange Act of 1934, as amended;

Holder:    shall mean the Stockholder and any partner of the Stockholder;

Person:    shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

Register, Registered and Registration:    shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

Registrable Securities:    shall mean (A) Parent ADSs issued to Holders in the Merger and (B) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Parent ADSs referred to in clause (A); provided, however, that Registrable Securities shall not include any Parent ADSs which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144 promulgated under the Securities Act, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned;

Registration Expenses:    shall mean all expenses incurred by the Company in compliance with Section 2(a) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $20,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

Security, Securities:    shall have the meaning set forth in Section 2(1) of the Securities Act;

Securities Act:    shall mean the Securities Act of 1933, as amended;

Selling Expenses:    shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all stamp duty and transfer taxes, if any, and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $20,000 in the aggregate; and

Shelf Registration Statement:    shall mean a registration statement of the Company filed with the Commission on Form S-3 (or any successors thereto) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering all of the Registrable Securities.

SECTION 2.    REGISTRATION RIGHTS

(a)    Shelf Registration.

(i)  Request for Registration.    If the Company shall receive from the Stockholder, at any time after the Merger, a written request that the Company effect a shelf registration with respect to all or a part of the Registrable Securities (the “Shelf Registration Statement”), the Company will, as soon as practicable and in any event within thirty (30) days after the date of such written request, file a shelf registration statement on Form S-3 and use its reasonable best efforts to cause such registration statement to become effective within ninety (90) days of such written request (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act); provided, however, that, as a condition precedent to the obligations of the Company pursuant to this Section 2, the Holders shall comply with Section 2(e) below; and, provided further, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

(A)  In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(B)  After the Company has effected one (1) such registration pursuant to this Section 2(a) and such registration has been declared or ordered effective;

(C)  If the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which case the Company’s obligation to use its reasonable best efforts to comply with this Section 2 shall be deferred (and the time periods referenced above in this Section 2(a)(i) shall be extended) for a period not to exceed ninety (90) days from the date of receipt of written request from the Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period; and

(D)  If the Company is not then eligible to register Registrable Securities on Form S-3 (or any successor thereto).

(ii)  The Shelf Registration Statement shall provide for the resale of Registrable Securities by any Holder or the distribution by any Holder to its partners and the subsequent resale by such partners.

(iii)  Time Periods.    Following the declaration of effectiveness of the Shelf Registration Statement under the Securities Act, the Company will use its reasonable best effort to cause the Shelf Registration Statement to be continuously effective under the Securities Act until the earlier of (x) the second anniversary of the date of the Merger or (y) the date on which all Registrable Securities covered by the Shelf Registration Statement shall have been sold or distributed by the Holders.

(iv)  Supplements and Amendments.    During such period as the Company shall be required under Section 2(a)(iii) to cause the Shelf Registration Statement to remain effective, the Company shall promptly supplement and amend or supplement the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement.

(v)  Blackout Periods.    Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to the Holders whose Registrable Securities are included in the Shelf Registration Statement, suspend such Holders’ use of any prospectus which is a part of the Shelf Registration Statement (in which event the Holders shall discontinue sales of Registrable Securities pursuant to the Shelf Registration Statement) if, in the reasonable judgment of the Company, after consultation with legal counsel, the Company possesses material nonpublic information; provided that the Company may not suspend any such sales for more than an aggregate of 45 consecutive days or for an aggregate of 90 days in any period of 12 consecutive months. Upon the termination of the condition described above, the Company shall give prompt notice to the Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement.

(vi)  Inclusion of Additional Shares.    The Company may include in a registration pursuant to Section 2 securities for its own account (including officers and employees of the Company) or for the account of additional third parties in amounts as determined by the Company’s board of directors. To the extent that the Company includes such securities in such registration statement, the Company shall take all actions it deems necessary or advisable in order to ensure that the securityholders of the Company, whether or not holding contractual registration rights, shall not have the right to exclude from any registration initiated pursuant to Section 2 any Registrable Securities with respect to which the Stockholder has requested registration.

(b)    Expenses of Registration.    To the maximum extent permitted by Irish law, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

(c)    Registration Procedures.    In the case of the registration effected by the Company pursuant to this Section 2, the Company shall advise the Holders in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will:

(i)  furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request in order to effect the offering and sale of the Registrable Securities, but only during such period as the Company shall be required under Section 2(a)(vi) above to cause the registration statement to remain effective; and

(ii)  notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(d)    Indemnification.

(i)  To the fullest extent permitted by law, the Company will indemnify each of the selling Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the selling Holders (within the meaning of the Securities Act and Exchange Act), with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of such Holders, each of its officers, directors and partners, and each person controlling each of such Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holders or underwriter and stated to be specifically for use therein.

(ii)  To the fullest extent permitted by law, each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter (within the meaning of the Securities Act), if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter, and each of their officers, directors, and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, in light of the circumstances under which they were made, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

(iii)  Each party entitled to indemnification under this Section 2(d) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv)  If the indemnification provided for in this Section 2(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(v)  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

(vi)  The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage arising out of a statement made in or omitted from a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter or Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(e)    Information by the Holders.    Each of the Holders holding securities included in any registration shall furnish to the Company such information and materials regarding such Holder on behalf of itself and to the extent applicable, its partners, and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

(f)    Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

(i)  make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”);

(ii)  use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange; and

(iii)  so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

SECTION 3.    MISCELLANEOUS

(a)    Directly or Indirectly.    Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(b)    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

(c)    Section Headings.    The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(d)    Notices.

(i)  All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

(1)  if to the Company, to SmartForce Public Limited Company, Attention: President, 900 Chesapeake Drive, Redwood City, California 94063 (facsimile: (650) 817-5062), or at such other address as it may have furnished in writing to the Holders, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94122 (facsimile: (650) 461-5375), Attention: Steven V. Bernard, Esq.

(2)  if to the Holders, at the address or facsimile number listed on Schedule I hereto, or at such other address or facsimile number as may have been furnished the Company in writing, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019 (facsimile: (212) 728-8111), Attention: Steven J. Gartner, Esq.

(ii)  Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

(e)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

(f)    Entire Agreement; Amendment and Waiver.    This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities.

(g)    Severability.    In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(h)    Termination.    In the event the Merger Agreement is terminated for any reason, this Agreement shall automatically terminate and be of no further force or effect.

(i)    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

SMARTFORCE PUBLIC LIMITED COMPANY

By:	/s/ GREG PRIEST
Name: Greg Priest Title: President & CEO

WARBURG, PINCUS VENTURES, L.P.

By:	WARBURG, PINCUS & CO., General Partner

By:	/s/ SCOTT A. ARENARE
Name: Scott A. Arenare Title: Partner

Schedule I

Stockholder

Stockholder Name and Address

Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, NY 10017
Facsimile: (212) 922-0933
Attention: Scott A. Arenare, Esq.